Exhibit 32.01
SOUTHWEST GAS HOLDINGS, INC.
CERTIFICATION
In connection with the periodic report of Southwest Gas Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2026 as filed with the Securities and Exchange Commission (the “Report”), I, Justin L. Brown, the President and Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.
This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.
Dated: November 4, 2026

/s/ Justin L. Brown
Justin L. Brown President and Chief Executive Officer Southwest Gas Holdings, Inc.

SOUTHWEST GAS HOLDINGS, INC.
CERTIFICATION
In connection with the periodic report of Southwest Gas Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2026 as filed with the Securities and Exchange Commission (the “Report”), I, Justin S. Forsberg, Senior Vice President/Chief Financial Officer and Treasurer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.
This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.
Dated: November 4, 2026

/s/ Justin S. Forsberg
Justin S. Forsberg
Senior Vice President/Chief Financial Officer
and Treasurer
Southwest Gas Holdings, Inc.